UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026 (August 3, 2026)

East West Ave Acquisition Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-43355	41-2320127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5725 S Valley View Blvd, Ste 5 #378094

Las Vegas, NV 89118

(Address of principal executive offices)

802-242-1238

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one share of common stock, $0.0001 par value, and one Right to acquire one-fourth of one share of common stock	EWAVU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	EWAV	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fourth of one share of common stock	EWAVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 3, 2026, East West Ave Acquisition Corporation a Nevada corporation (the “Company”) consummated its initial public offering of 10,000,000 units (the “Units”). Each Unit consists of one share of Common Stock, $0.0001 par value per share (each, a “Common Share”), and one right (each, a “Right”), each one Right entitling the holder thereof to exchange for one-fourth of one Common Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of in aggregate of 272,500 units (the “Private Units”) to the Company’s sponsors, East West Avenue LLC, a Delaware corporation (the “Sponsor A”) and NFR Capital Limited, a Hong Kong company (the “Sponsor B”). Each Private Unit consists of one Common Share, and one Right. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement on Form S-1 (File No. 333- 295205). The Private Units were sold at $10.00 per Unit, generating gross proceeds of $2,725,000.

A total of $ 100,500,000, from the proceeds of the offerings of the Units and the sale of the Private Units (net of transaction expenses and working capital) were placed in the Company’s trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Equiniti Trust Company, LLC acting as trustee.

An audited balance sheet as of August 3, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the sale of Private Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of August 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East West Ave Acquisition Corporation

	By:	/s/ Maoli (Molly) Huang
	Name:	Maoli (Molly) Huang
	Title:	Chief Executive Officer

Date: August 10, 2026

3